Exhibit 99.1
Bottomline Technologies Reports Second Quarter Results

Subscription Revenue Growth Acceleration Highlights Second Quarter

PORTSMOUTH, N.H. - January 30, 2020 - Bottomline Technologies (Nasdaq:EPAY), a leading provider of financial technology that helps make complex business payments simple, smart and secure, today reported financial results for the second quarter ended December 31, 2019.
Subscription revenue was $84.1 million for the second quarter, up 18% on both a reported and constant currency basis as compared to the second quarter of last year. Subscription revenue was 75% of total revenues, up 7 percentage points from 68% a year prior. Total revenues for the second quarter were $111.7 million.
GAAP net income for the second quarter was $2.6 million, which was 2% of overall revenue. GAAP net income per share was $0.06 in the second quarter.

Adjusted EBITDA for the second quarter was $24.8 million, which was 22% of overall revenue. Core earnings per share was $0.33 for the second quarter. Adjusted EBITDA and core earnings per share are calculated as discussed in the “Non-GAAP Financial Measures” section that follows.
“Bottomline delivered strong results in the second quarter with 18% growth in subscription revenue,” said Rob Eberle, CEO. “The acceleration of our subscription revenue growth demonstrates the strength of our product set, the quality of our execution and the size of our market opportunity. Our primary financial objective continues to be to drive subscription growth at or above the levels seen to date. Our performance in the second quarter and clear momentum give us a high degree of confidence in achieving that goal. Our business results and market leadership position us to drive strong performance and shareholder value for years to come.”

Second Quarter Customer Highlights

•
21 organizations selected Paymode-X to automate their AP processes, including Guardian Elder Care and Weingarten Realty Investors, plus clients across a wide variety of industries such as public administration, construction, services and manufacturing.

•	4 banks selected Bottomline’s banking solutions platforms to help them compete and grow their corporate and business banking franchises through our innovative and intelligent engagement solution.

•	6 new customers, including LA Fitness, Hitachi and Society Insurance, chose Bottomline's legal spend management solutions to automate, manage and control their legal spend.

•
Financial services companies such as Paragon Finance, APEX and digital credit card company JaJa Finance selected Bottomline’s Financial Messaging solution to improve connectivity, cash management, data risk and compliance.

Second Quarter Strategic Corporate Highlights

•
Announced the expansion of its Digital Banking IQ suite with the launch of its Real-Time Payments module, which enables a bank's corporate customers to send and receive real-time payments, to request a payment, and to leverage complete and integrated information.

•
Announced a deployment of DBIQ Relationship Management and Insights to help digitally transform Peapack-Gladstone Bank’s client experience, including a new mobile app, a new website, and new payment technology. Bottomline’s platform allows the bank to provide experiences that are personalized, tailored, insightful and engaging through systems that continuously learn through embedded intelligence to deliver descriptive, predictive and prescriptive analytics.

•	Continued to expand the distribution of Paymode-X by going live on NetSuite’s SuiteApp marketplace, expanding Paymode-X access to thousands of potential buyers.

•
Bottomline’s expanded set of companies deploying its Universal Aggregator enables companies like Revolut to manage a software-based real-time payments button for its customers to use the U.K.'s Faster Payments Scheme, considered a key move to support mobile payments in the U.K.

•
Awarded the “Accounts Payable / Invoicing Product of the Year” at this year’s Document Manager Awards in the UK for the Company’s invoice automation solution that integrates into Microsoft Dynamics 365. Bottomline was selected due to its excellence in its real-time integration capabilities.

Non-GAAP Financial Measures

We have presented supplemental non-GAAP financial measures as part of this earnings release. The presentation of this non-GAAP financial information should not be considered in isolation from, or as a substitute for, our financial results presented in accordance with GAAP. Core net income, core earnings per share, constant currency information, adjusted EBITDA and adjusted EBITDA as a percent of revenue are all non-GAAP financial measures.

Core net income and core earnings per share exclude certain items, specifically amortization of acquisition related intangible assets, stock-based compensation, acquisition and integration-related expenses, restructuring related costs, minimum pension liability adjustments, amortization of debt issuance costs, global enterprise resource planning (ERP) system implementation and other costs and other non-core or nonrecurring benefits or expenses that may arise from time to time.

Acquisition and integration-related expenses include legal and professional fees and other direct transaction costs associated with business and asset acquisitions, costs associated with integrating acquired businesses, including costs for transitional employees or services and integration related professional services costs and other incremental charges we incur as a direct result of acquisition and integration efforts. Global ERP system implementation and other costs relate to direct and incremental costs incurred in connection with our multi-phase implementation of a new, global ERP solution and the related technology infrastructure and costs related to our implementation of the new revenue recognition standard under US GAAP.

Periodically, such as in periods that include significant foreign currency volatility, we present certain metrics on a “constant currency” basis, to show the impact of period to period results normalized for the impact of foreign currency rate changes. We calculate constant currency information by translating prior period financial results using current period foreign exchange rates.

Adjusted EBITDA and adjusted EBITDA as a percent of revenue represent our GAAP net income or loss, adjusted for charges related to interest expense, income taxes, depreciation and amortization and other charges as noted in the reconciliation that follows.

We believe that these supplemental non-GAAP financial measures are useful to investors because they allow for an evaluation of the company with a focus on the performance of its core operations, including more meaningful comparisons of financial results to historical periods and to the financial results of less acquisitive peer and competitor companies. Our executive management team uses these same non-GAAP financial measures internally to assess the ongoing performance of the company. The same non-GAAP information is used for corporate planning purposes, including the preparation of operating budgets and in communications with our board of directors with respect to our core financial performance. Since this information is not a GAAP measurement of financial performance, there are material limitations to its usefulness on a stand-alone basis, including the lack of comparability of this presentation to the GAAP financial results of other companies.

Non-GAAP Financial Measures (Continued)

Reconciliation of Core Net Income

A reconciliation of core net income to GAAP net income for the three and six months ended December 31, 2019 and 2018 is as follows:

	Three Months Ended December 31,		Six Months Ended December 31,
	2019	2018	2019	2018
	(in thousands)
GAAP net income	$2,609	$5,969	$1,242	$5,051
Amortization of acquisition-related intangible assets	5,213	5,253	10,163	10,579
Stock-based compensation plan expense	10,965	9,549	22,009	21,891
Acquisition and integration-related expenses	1,957	710	3,654	1,593
Restructuring expense	234	54	209	631
Minimum pension liability adjustments	48	(80)	90	(155)
Amortization of debt issuance costs	104	104	207	208
Global ERP system implementation and other costs	200	972	424	2,553
Other non-core expense (benefit)	4	—	(10)	(237)
Tax effects on non-GAAP income	(7,597)	(7,969)	(11,552)	(13,976)
Core net income	$13,737	$14,562	$26,436	$28,138
Reconciliation of Diluted Core Earnings per Share
A reconciliation of our diluted core earnings per share to our GAAP diluted net income per share for the three and six months ended December 31, 2019 and 2018 is as follows:

	Three Months Ended December 31,		Six Months Ended December 31,
	2019	2018	2019	2018
GAAP diluted net income per share	$0.06	$0.14	$0.03	$0.12
Plus:
Amortization of acquisition-related intangible assets	0.13	0.13	0.24	0.25
Stock-based compensation plan expense	0.26	0.23	0.53	0.53
Acquisition and integration-related expenses	0.05	0.02	0.09	0.04
Global ERP system implementation and other costs	—	0.02	0.01	0.06
Restructuring expense	0.01	—	0.01	0.02
Tax effects on non-GAAP income	(0.18)	(0.19)	(0.28)	(0.34)
Diluted core earnings per share	$0.33	$0.35	$0.63	$0.68

Non-GAAP Financial Measures (Continued)

Reconciliation of Adjusted EBITDA

A reconciliation of our adjusted EBITDA to GAAP net income for the three and six months ended December 31, 2019 and 2018 is as follows:

	Three Months Ended December 31,		Six Months Ended December 31,
	2019	2018	2019	2018
	(in thousands)
GAAP net income	$2,609	$5,969	$1,242	$5,051
Adjustments:
Other expense, net of pension adjustments	842	1,031	1,807	1,996
Benefit from income taxes	(3,780)	(3,519)	(3,777)	(4,853)
Depreciation and amortization	6,560	5,551	12,652	11,191
Amortization of acquisition-related intangible assets	5,213	5,253	10,163	10,579
Stock-based compensation plan expense	10,965	9,549	22,009	21,891
Acquisition and integration-related expenses	1,957	710	3,654	1,593
Restructuring expense	234	54	209	631
Global ERP system implementation and other costs	200	972	424	2,553
Other non-core expense (benefit)	4	—	(10)	—
Adjusted EBITDA	$24,804	$25,570	$48,373	$50,632

Adjusted EBITDA as a percent of Revenue

A reconciliation of GAAP net income as a percent of revenue to adjusted EBITDA as a percent of revenue for the three and six months ended December 31, 2019 and 2018 is as follows:

	Three Months Ended December 31,		Six Months Ended December 31,
	2019	2018	2019	2018
GAAP net income as a percent of revenue	2%	6%	1%	2%
Adjustments:
Other expense, net of pension adjustments	1%	1%	1%	1%
Benefit from income taxes	(3%)	(3%)	(2%)	(2%)
Depreciation and amortization	5%	5%	5%	5%
Amortization of acquisition-related intangible assets	5%	5%	5%	5%
Stock-based compensation plan expense	10%	9%	10%	11%
Acquisition and integration-related expenses	2%	0%	2%	1%
Global ERP system implementation and other costs	0%	1%	0%	1%
Adjusted EBITDA as a percent of revenue	22%	24%	22%	24%

About Bottomline Technologies

Bottomline Technologies (Nasdaq: EPAY) helps make complex business payments simple, smart, and secure. Corporations and banks rely on us for state of the art domestic and international payments, efficient cash management, payment processing, bill review, and fraud detection, behavioral analytics and regulatory compliance solutions. Thousands of corporations around the world benefit from Bottomline solutions. Headquartered in Portsmouth, NH, Bottomline delights customers through offices across the U.S., Europe, and Asia-Pacific. For more information visit www.bottomline.com.

Bottomline Technologies, Paymode-X and the BT logo are trademarks of Bottomline Technologies (de), Inc. which are registered in certain jurisdictions. All other brand/product names are trademarks of their respective holders.

In connection with this earning’s release and our associated conference call, we will be posting additional material financial information (such as financial results, non-GAAP financial projections and non-GAAP to GAAP reconciliations) within the “Investors” section of our website at www.bottomline.com/us/about/investors.

Cautionary Language

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements reflecting our expectations about our ability to execute on our strategic plans, achieve future growth and profitability, achieve financial targets, expand margins and increase shareholder value. Any statements that are not statements of historical fact (including but not limited to statements containing the words “believes,” “plans,” “anticipates,” “expects,” “look forward”, “confident”, “estimates,” “targeted” and similar expressions) should be considered to be forward-looking statements. Actual results may differ materially from those indicated by such forward looking statements as a result of various important factors including, among others, competition, market demand, technological change, strategic relationships, recent acquisitions, international operations and general economic conditions. For additional discussion of factors that could impact Bottomline Technologies' operational and financial results, refer to our Form 10-K for the fiscal year ended June 30, 2019 and the subsequently filed Form 10-Q’s and Form 8-K’s or amendments thereto. Any forward looking statements represent our views only as of today and should not be relied upon as representing our views as of any subsequent date. We do not assume any obligation to update any forward-looking statements.

Media Contact:
Rick Booth
Bottomline Technologies
603.501.6270
rbooth@bottomline.com

Bottomline Technologies
Unaudited Condensed Consolidated Statement of Operations
(in thousands, except per share amounts)

	Three Months Ended December 31,		Six Months Ended December 31,
	2019	2018	2019	2018
Revenues:
Subscriptions	$84,085	$71,288	$164,151	$141,056
Software licenses	2,800	5,665	5,376	10,177
Service and maintenance	24,061	26,786	48,886	54,191
Other	745	1,107	1,454	1,859
Total revenues	111,691	104,846	219,867	207,283
Cost of revenues:
Subscriptions	33,449	31,352	66,214	63,021
Software licenses	157	210	318	441
Service and maintenance	12,929	12,528	25,982	25,234
Other	504	891	1,020	1,415
Total cost of revenues	47,039	44,981	93,534	90,111
Gross profit	64,652	59,865	126,333	117,172
Operating expenses:
Sales and marketing	26,988	22,585	52,676	45,607
Product development and engineering	18,279	16,815	36,628	33,380
General and administrative	14,761	11,904	28,106	25,769
Amortization of acquisition-related intangible assets	5,213	5,253	10,163	10,579
Total operating expenses	65,241	56,557	127,573	115,335
Income (loss) from operations	(589)	3,308	(1,240)	1,837
Other expense, net	(582)	(858)	(1,295)	(1,639)
Income (loss) before income taxes	(1,171)	2,450	(2,535)	198
Income tax benefit	3,780	3,519	3,777	4,853
Net income	$2,609	$5,969	$1,242	$5,051
Net income per share:
Basic	$0.06	$0.15	$0.03	$0.13
Diluted	$0.06	$0.14	$0.03	$0.12
Shares used in computing net income per share:
Basic	41,693	40,635	41,590	40,162
Diluted	42,092	41,739	41,917	41,662

Bottomline Technologies
Unaudited Condensed Consolidated Balance Sheets
(in thousands)
	December 31,	June 30,
	2019	2019
ASSETS
Current assets:
Cash, cash equivalents and marketable securities	$90,970	$99,705
Cash and cash equivalents, held for customers	8,475	5,637
Accounts receivable	67,946	77,285
Other current assets	29,451	30,434
Total current assets	196,842	213,061
Property and equipment, net	71,616	54,541
Operating lease right-of-use assets, net	24,294	—
Goodwill and intangible assets, net	370,531	374,450
Other assets	31,648	27,177
Total assets	$694,931	$669,229
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$15,940	$10,947
Accrued expenses and other current liabilities	42,739	33,945
Customer account liabilities	8,475	5,637
Deferred revenue	65,166	75,097
Total current liabilities	132,320	125,626
Borrowings under credit facility	100,000	110,000
Deferred revenue, non-current	13,286	17,062
Operating lease liabilities, non-current	20,988	—
Deferred income taxes	7,420	10,345
Other liabilities	24,983	26,819
Total liabilities	298,997	289,852
Stockholders' equity
Common stock	48	47
Additional paid-in-capital	744,359	721,438
Accumulated other comprehensive loss	(37,631)	(43,593)
Treasury stock	(140,701)	(127,095)
Accumulated deficit	(170,141)	(171,420)
Total stockholders' equity	395,934	379,377
Total liabilities and stockholders' equity	$694,931	$669,229